EXHIBIT 10.8

Homeland

HealthCare

Agreement/Appointment Checklist

Please complete all documents, sign where indicated, and return this checklist filled out, with all the required documents attached. Please return all documents to the address listed below.

☑

Agent Personal Information Sheet

☑

Agent Personal Information Sheet

☑

IRS Form W-9

Attach:

•

Current copy of insurance license for all States in which you/or your agency wish to be appointed. All licenses must be current. It is your responsibility to provide Homeland Healthcare with renewal information.

•

A copy of your current Errors and Omissions Insurance Contract. (If you are covered under your Company's E&O policy please enclose a copy and a letter on your Company's letterhead and signed by an officer of your Company indicating that you are covered.)

Name of Recruiter:

"All agents must be appointed with an insurance carrier in the appropriate states prior to soliciting business in those states.

Send Completed Agreement and Appointment Paperwork to:

Homeland HealthCare

825 Market Street Suite 300 Allen, TX 75013

Agent Personal Information Sheet

1.

Agent is

☑

Individual

☑

Individual and Corporation (An individual needs to also be appointed on behalf of the Corporation)

2.

Name of Individual Agent: Daniel Mignone

3.

Social Security Number: ###-##-####

4.

Company Name:  Statewide Insurance Marketing, LLC

Principal Contact:

Federal Tax I.D.

5.

Business Mailing Address

1489 W. Palmetto Park Road #467

(Street Address Only)  (Suite)

Boca Raton, FL 33486

(City)  (State)  (Zip Code)

Statewide Insurance 123@gmail.com

(E-Mail Address)  (Fax Number)

561-756-8680

(Office Phone Number)  (Cell Number)

6.

Resident Address:  214 Overcus Court

    (Street Address)  (Apt Number)

Wellington, FL 33414

(City)  (State)  (Zip Code)

772-979-1040

(Home Phone Number)

7.

Date of Birth:  01/06/72

8.

Type of License that you hold   ☑ Agent

* Broker

9.

Resident State :   Florida

License  Number:  D039585

10

Compensations will be paid to the individual or entity listed above unless they are assigned,

(if applicable see attached form. Complete and Sign to have compensations assigned.)

11.

Have you ever had your Insurance license suspended or revoked?  *  Yes     ☑ No
(If yes, explain in detail on a separate sheet of paper and attach to application)

12.

Amount of Errors & Omissions coverage carried (per claim() $1,000,000

(Homeland HealthCare requires a minimum of $1,000,000 Errors & Omissions coverage at all times, except in the states of Alabama, Mississippi and California the states require a minimum of $2,000,000. If the agent is not directly named on the E&O certificate, a document from the employer must be included stating the agent is employed by that Company and covered under the agency's E&O policy.)

In making this application, it is understood that Homeland HealthCare retains the right to request an Investigation Report regarding the character, general reputation, personal characteristics, credit report, criminal background report, and mode of living of the agent.

Daniel Mignone

/s/ Daniel Mignone

Applicants Name (Type or Print)

Applicants Signature (and Title if for  Corporation)

10/20/11

(Date)

Homeland HealthCare, Inc.
Producer’s Compensation and Marketing Conduct Agreement

This Producer's Compensation and Marketing Conduct Agreement Is between Homeland Healthcare, Inc. and the Producer listed.

Producer agrees to comply with the following term and conditions.

Producer:

Homeland Healthcare, Inc.:

/s/ Daniel Mignone

/s/ Reba J. Leonard

Signature Authorized Officer

Compliance Manager

Daniel Mignone

Reba J. Leonard

(Please print or type name)

(Please print or type name)

(To be completed by Home Office) 10/25/11 Date 52847 Producer # ###-##-#### Producer SSN or TIN

A.

RELATIONSHIP

1.

The Company will assist producer in obtaining appointment to appropriate insurance carriers and hereby authorizes producer, subject to the terms and conditions of this Agreement and any of Company's policies or procedures, to represent the Company in the solicitation of enrollment forms, applications for contract, and similar or related documents required by the Company to effectuate coverage for the products specifically authorized.

2.

Producer's relationship to the Company shall be that of an independent contractor. Nothing contained in this Agreement is intended or will be construed to create an employment relationship between the Company and Producer or any of Producer's employees. Producer's authority is limited to that which is expressly set forth in this Agreement.

B.

AUTHORITY

1.

Subject to the terms and conditions of this Agreement, and all applicable laws, and any of the Company's policies or procedures, the producer may solicit enrollment forms, applications for coverage and similar or related documents required by the Company prior to effectuating coverage, and to forward these documents promptly to the Company for Its approval.

2.

Producer may receive the initial premiums or charges only for any coverage sold, which Producer will promptly submit to the Company.

C.

REQUIREMENTS

Producer shall have no authority to:

a.

Waive, modify, amend or change any terms, premium rates or charges, conditions or limitations of any certificate, policy or other evidence of coverage;

b.

Approve evidence of Insurability, bind or commit the Company or any insurance carrier on any risk in any manner;

c.

Collect or receive any premiums or charges after the initial premium transaction;

d.

Extend the time for any premium payment, charge or offer any other inducement to any person;

e.

Modify, change, or amend conditions of terms under which certificate, contract, or other evidence of coverage may be offered;

f.

issue, utter, write or otherwise make any presentation, statement, representation, promise or warranty of any kind or nature, including, without limitation, press interviews, with respect to any insurance carrier, its business, the eligibility of or payment or nonpayment of any claims under any policy sold, or undertake any other activity that equates to or could reasonably be construed as adjustment or settlement of any claim;

g.

Solicit applications or enrollment farms in any state without a valid insurance license, proper Errors and Omission insurance coverage, and appointment to appropriate Insurance carriers;

h.

Enter into any obligations on behalf of the Company, or hold himself out as a representative of the Company, without written authorization from the Company;

i.

Use in connection with the marketing efforts performed under this Agreement, any advertising material other than what is furnished by or approved in writing by the Company. Advertising materiel includes but is not limited to:

I.

Text, graphics, or multimedia material for publication through public or private websites, direct mail, email, internet advertisements, newspapers, magazines, radios, television, telemarketing scripts, or billboards and similar displays

II.

Sales aids of all kinds including but not limited to direct mail, email, internet advertisement, product placements, pamphlets, brochures, circulars, leaflets, booklets, illustrations, computer presentations, or promotional gifts.

III.

All material containing the Company's or insured's name or logo.

j.

Misrepresent, by omission or commission, or market any limited health policy as medical or health insurance, major medical insurance, or as a substitute for major medical insurance;

k.

Engage any sub-agents or sub-agencies without the express written consent of Company and the relevant insurance carrier,

2.

Solicit coverage in any state where that coverage is not permitted to be sold by the insurance carrier or Company.

3.

Producer shall report any violations of any terms of this Agreement immediately upon learning of such violations.

4.

Producer shall submit all marketing and sales materials to Company for approval prior to use. Failure to secure prior approval shall constitute breach of the Agreement. Company will provide producer with pre-approved scripts and other materials for marketing.

5.

For any enrollments taken telephonically, producer shall create a recorded verification call conducted by an agent who is fully licensed and appointed in the state of residence of the enrollee using a Company-authorized script.

6.

Producer shall not engage any third party call center without Company and the relevant insurance carrier evaluating and contracting with that call center prior to any action being taken by the call center on behalf of Producer.

7.

Producer shall, within twenty-four (24) hours of request, provide Company with a copy of any agent verification call upon request.

8.

Producer acknowledges that any telephone sales or enrollments are governed by state, federal, and local regulations relating to telemarketing of service and products. Accordingly, producer agrees to strictly comply with such regulations including without limitation the telemarketing sales rule and do not call requirements. Producer further agrees that it will comply with all instructions of the Company or any insurers represented by the Company with respect to compliance with telemarketing regulations and Company's and any Insurer's policies regarding telemarketing.

9.

Failure by producer to comply immediately with any of the above-listed conditions is grounds for immediate termination for cause.

D.

LICENSE

Producer and producer's employees must properly be licensed and approved by the Company and appointed with the relevant insurance carrier in the appropriate states in accordance with applicable law, prior to the commencement of any sales activity related to this Agreement. No commissions will be earned on paid sales before producer has received approval from the Company and appointment to the relevant insurer in the relevant states. Producer shall notify Company immediately upon learning of any change in licensing status. Producer is required to maintain Errors and Omissions (E&O) Coverage with no less than $1,000,000 coverage per claim. Failure to provide proof of proper licenses and E&O coverage will result in rejection of Agreement request. Failure to maintain proper licenses and E&O coverage will result in immediate termination of the Agreement.

E.

RIGHTS

The Company specifically reserves the right to:

1.

At any time discontinue or withdraw from sale any certificate, other evidence of coverage, or special marketing concept in any state and any time;

2.

At any time modify, change, or amend any certificate, policy, other evidence of coverage, premium rate, or charge;

3.

Determine maximum and minimum limitations on any certificate, policy, or other evidence of coverage;

4.

At any time modify, change, or amend the conditions of terms under which any certificate, policy, or other evidence of coverage may be offered;

5.

At any time modify, change, amend, delete, or add any Company procedure;

6.

At any time cease doing business in any state and prohibit producers future sales in any state;

7.

Change future commission rates.

F.

COMMISSIONS

1.

The Company shall pay Producer, in accordance with the schedule(s) of compensation attached to this Agreement, provided the Producer:

a.

Is alive; or In the event of the agents death the contract shall be terminated and all eligible renewal commissions shall be then vested and payable to the surviving spouse, If there is no surviving spouse then such renewal commissions shall be paid to the Executors or Administrators of the agent's estate.

b.

Continues to be listed as the agent of record;

c.

Is continuously and actively engaged as a licensed agent or broker in the insurance business and services the active business written pursuant to this Agreement;

d.

Remains appointed to the necessary insurance carriers in the appropriate states.

2.

The Company may at any time, with written notice to Producer, change:

a.

the plans contained in the schedules of compensation by adding or deleting one or more such plans;

b.

the commission amounts (initial and renewal) applicable to the respective plans.

3.

Compensation shall be payable at the time premiums, charges, or contributions are paid to the Company and coverage is issued. The Company and Producer agree that when the amount of the compensation is less than $100, such compensation shall be accrued and paid at such time as the compensation is greater than $100.

4.

Premiums and related charges are exclusive of all fees, including but not limited to, association membership fees, or any other fee assessed by the Company or their affiliates relating to specific products.

5.

The Company reserves the right to adjust commissions on conversions, exchanges, replacements, or on other requests according to the Company's policy of record.

a.

In the event of refund or return by the Company of premiums, fees, or other contributions on which compensation has been paid or credited to the producers account. The Company at its discretion may:

b.

Require producer to reimburse all or part of the compensation paid; or

c.

Offset all or part of the compensation from the producer's future compensation.

6.

Producer is not entitled to any compensation when the Company:

a.

In its sole discretion, rejects a prospect's coverage;

b.

Has waived premiums, charges or contributions; or

c.

Has refunded premium within 60 days of effective date,

G.

ACCOUNTING BY THE COMPANY

1.

The Company shall furnish the Producer with a statement of account on a monthly basis. It is the Producers duty to examine the statements and notify the Company of any discrepancy no later than the second month following the statement date. If the Producer does not provide timely notice to the Company, the Company shall have no obligation to make any adjustments to the statement.

2.

All premiums of any kind whatsoever received by or paid to Producer for any insurance sold shall be deposited into a premium account in the name of the relevant insurer within five (5) business days of receipt, and segregated, held apart and chargeable to Producer as trustee for and on behalf of the insurance carrier, and Producer shall pay them to Company for payment to the relevant insurer. Producer agrees that it shall act in a fiduciary capacity with respect to premiums collected in carrying out its business with the Company. The premium account may be an interest-bearing account. If the premium account is an interest bearing account, any interest accrued on the premium deposited in the account may be retained by Producer.

H.

TERMINATION WITHOUT CAUSE

The Company may terminate the Agreement if, over any six month period, the Producer fails to write any business for the Company, or upon thirty (30) days written notice by Company to Producer, in the event this Agreement is terminated without cause, renewal commissions shall continue to be paid to the Producer until such time as the:

1.

Producer is no longer identified as the "agent of record";

2.

Producer is no longer continuously and actively engaged as a licensed agent or broker in the insurance business;

3.

Producer is no longer servicing the active business written pursuant to this Agreement; or

4.

The active business fails to maintain a minimum of 25 active participants in the original Company sponsored plan.

If this Agreement is terminated without cause and cause is later proved to exist, the remaining rights of the producer shall end from the date of the action giving rise to termination for cause, even if this action occurs subsequent to the original termination date.

I.

TERMINATION FOR CAUSE

1.

This Agreement may be terminated for cause immediately upon notification to producer either at the request of any insurer, or if the Producer:

a.

Fails to submit prompt payment of any funds, commissions or other compensation owed or belonging to the Company or any insurance carrier;

b.

Fails to comply with any applicable state or federal statutes or regulations;

c.

Misrepresents any product or service offered by or through the Company;

d.

Fails to comply with the terms of the Agreement, or refuses to correct any failure to comply with the terms of the Agreement after notice from the Company;

e.

Defrauds or attempts to defraud the Company or any customer;

f.

Has a license revoked, suspended, or refused for renewal, or is disciplined by any regulatory agency;

g.

Uses any advertising materials not authorized by the Company;

h.

Falsifies records, furnished false or misleading information, or fails to disclose material information to the Company or any customer;

i.

Is charged with or convicted of a crime, or commits any other act which would tend to bring the Company into disrepute or damage the Company's professional reputation, as determined in the discretion of the Company;

j.

Materially breaches this Agreement in any way not listed in this section above.

2.

If this Agreement is terminated for cause by the Company, the Producer is not entitled to renewal commissions on any business previously submitted to and issued by the Company.

J.

INDEBTEDNESS

Any Indebtedness to the Company or any of its associated organizations or subsidiaries incurred by the Producer shall be a first lien on any amounts due or to become due under this Agreement.

The Company may, at any time, deduct from any monies due the Producer, any such indebtedness together with interest at the legal rate and any collection costs incurred by the Company, including but not limited to attorney's fees and associated expenses.

K.

ASSIGNMENT

No assignment of any compensation due or to become due under this Agreement by the producer shall be valid unless approved in advance in writing by the Chief Executive Officer of the Company. Any assignment of compensation shall be subject to any existing or future indebtedness to the Company. This Agreement shall be for the benefit of the Company and its successors, subsidiaries, affiliates, and associated organizations, as defined below, and may be assigned by the Company without notice to the Producer.

L.

REMITTANCES

The Producer is responsible for prompt delivery of any funds received or collected by the Producer, or the Producer's employees or associates, on behalf of the Company. The Producer shall hold all funds received in a fiduciary capacity until remitted in full to the Company and shall not misappropriate, commingle or withhold any such funds from the Company.

M.

CONDUCT AND INDEMNIFICATION

1.

The Producer agrees to not engage in any practice that is not in the best interest of the Company or its associates.

2.

The Producer agrees to comply with ail applicable state and federal statutes and regulations. The Producer will only perform the services agreed upon under this Agreement in states where the Producer is lawfully licensed and appointed to do so, and where the Company is legally authorized to transact business. The Producer further agrees to provide all necessary documentation, testimony, or other information as required by the Company, relative to pending or threatened litigation, or any requirements of regulatory authorities. Such information shall be provided in a timely manner upon request by the Company.

3.

The Producer will cowry with all policies and procedures established by the Company or communicated by an insurance carrier pertaining to the business of insurance and the sale of Company products.

4.

Services provided by the Producer pursuant to this Agreement may be subject to state and federal privacy laws and regulations, including but not limited to the Gramm-Leach-Bliley Act and any state statues or regulations enacted or promulgated as a result thereof (the "GLB Act"). The GLB Act prohibits a non-affiliated third party that performs services on behalf of an insurer from disclosing or using non-public personal information (NP I) other than to carry out the purposes for which NP1 was disclosed, The Producer is prohibited from disclosing NPI directly or indirectly or using NPI except as necessary to carry out obligations pursuant to this Agreement.

5.

The Producer agrees to comply with the state and federal laws in connection with the performance of services hereunder, including, but not limited to, the GLB Act and its prohibitions against the use and disclosure of NPI. In addition, if the Producer is notified that a customer opts out, the Producer is prohibited by the GLB Act from using or disclosing NPI received from the Company to market other goods and services to said customer.

For purpose of this section, capitalized terms not otherwise defined shall have those meanings ascribed by the Health Insurance Portability and Accountability Act and its implementing regulations, each as amended from time to time ("HIPAA"); In the capacity as a Business Associate of the Company, the producer agrees:

a.

To not use or disclose Protected Health Information (PHI) other than as permitted or required by this Agreement or as required by law.

b.

To use appropriate safeguards to prevent use of disclose of PHI other than as provided for by this Agreement.

c.

To the extent practical, mitigate and known harmful effect resulting from the use or disclosure of PHI by the Producer or their associates, in violation of the requirements of this Agreement.

d.

To immediately report any use or disclosure of the PHI by the Producer or their associates to the Company.

e.

To ensure that any associate, with access to PHI on behalf of the Company, agrees in writing to the same restrictions and conditions contained in the Agreement.

f.

Upon written request, provide access to PHI in a designation record set, to the Company or, as directed by the Company, to a policyholder or dependent.

g.

To immediately make amendment(s) to PHI in a Designated Record Set, as directed by the Company in writing, in response to a Policyholder or dependent request.

h.

To make available to the Company, or to the Secretary of the Department of Health and Human Services (the "Secretary"), Your internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI received from, or created or received by You on behalf of the Company (the "Material"). The Materials shall be provided in the time and manner specified by the Company in writing with reasonable advance notice to you, or designated by the Secretary.

i.

To document disclosures of PHI and information related to such disclosures as would be required for the Company to respond to a request by a Policyholder or dependent for an accounting of disclosures of PHI in accordance with HIPAA,

j.

Upon written request by the Company, immediately provide information collected In accordance with Section 1. above, to permit the Company to respond to a request by a Policyholder or dependent for an accounting of disclosures of PHI in accordance with HIPAA.

k.

To implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentially, integrity, and availability of the electronic PHI created, received, maintained, or transmitted by the Producer on behalf of the Company as under HIPAA.

l.

To report to the Company any breach of security of which the Producer becomes aware.

m.

At termination of the Agreement, to return or destroy all PH! received from the Company, or created or received by the Producer on behalf of the Company, or to extend the protections of the Agreement to the information and to limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as the Producer maintains such PHI.

The Producer hereby agrees to indemnify and hold the Company harmless for any and all claims, expenses, costs, and damages which may be asserted by any third party or parties against the Company arising from the Producers action or inaction. The Producer further acknowledges this obligation shall survive the term of this Agreement.

N.

MATERIALS AND RECORDS

Materials developed and provided to the Producer by the Company, including, but not limited to, computers programs, manuals, advertising materials, underwriting guidelines, or any other information pertaining to the Company's products or their content, shall remain the sole and exclusive property of the Company. These materials shall be used only in the solicitation of enrollment forms or applications for the Company and may not be used for any other purpose, Such materials shall be delivered to the Company upon demand and in any event upon the termination of this Agreement for any reason.

The Producer shall maintain complete and confidential records of all business obtained on the Company's behalf. Such records shall not be disclosed to or used for the benefit of any other insurance carriers or their agents, and shall only be used in the course of transacting the business of insurance for the Company. "Records" shall Include but not be limited to: all documentation relating to names and contact information for customers and prospective customers, customer needs, employee or vendor information, financial arrangements, compensation, point-of-sale, marketing materials, agent Agreements, insured information, and any information relating to the transaction of Producers business with the Company, including recorded proof of enrollment for telephone enrollments. You shall maintain all Records for at least seven (7) years. Additionally, upon written notice to the Producer, the Company shall have the right to audit or designate an independent consultant to audit such records. All records used by the Producer in the transaction of business under this Agreement shall be delivered to the Company upon demand,

O.

NON WAIVER

1.

The Company in addition to other legal and equitable rights and remedies shall be entitled to seek injunctive relief to restrain any active or threatened breach of the Agreement,

2.

The Company's failure to insist upon the performance of any provision of this Agreement at any time or under any circumstances shall not constitute a waiver of that provision or any other provision of this Agreement.

P.

ENTIRE AGREEMENT

This Agreement, together with all amendments and attachments, including the Commission and

Product Schedule, constitute the entire understanding between the parties and supersedes all prior Agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. Nothing In the Section shall be construed to release any obligation or debt incurred under a Producer's Compensation Agreement or any other between the parties.

Q.

FEES AND SUPPLIES

The Producer shall pay all expenses incurred in the performance of the Agreement, including but not limited to all license/appointment fees and taxes, and the Company will not be liable for any such expenses.

R.

AMENDMENT

The Agreement may be modified only by a written agreement signed by an authorized officer of the Company. The Company has the right to amend this Agreement and any attachments, exhibits or schedules, All amendments to this Agreement except amendments to Commission Schedules shall be in writing and shall become effective thirty (30) days after the mailing of written notice of the amendment to the Producer's last known address. Amendments to Commission Schedules shall become effective immediately upon execution by the Company.

S.

ADVANCE COMMISSION AGREEMENT

It is understood and agreed that the Company agrees to permit compensation to be paid to the Producer In advance of said compensation being earned and that acceptance and deposit of any advance commissions from Company shall constitute acceptance of the terms and conditions of this Agreement below by Producer,

Upon execution of this Agreement, any prior Producer Advance Commission Agreement or Amendments to Producers Agreement for Advance Commissions will be discontinued. It is understood and agreed that Company agrees to permit compensation to be paid to the Producer in advance subject to the following terms and conditions:

T.

TERMS AND CONDITIONS

1.

Compensation of first year premiums may be paid on an advance basis for the sale of any qualifying insurance product designated by the Company.

2.

Upon the Producer's execution of the Agreement, that compensation be paid under this section of the Agreement, Company shall make an advance compensation payment to the Producer which shall be defined by the published guidelines of the appropriate Company and Product. The guidelines are solely within the control of the appropriate Company or Product and may be changed by Company without prior notice, Compensation advanced on any product under this Agreement shall constitute an indebtedness of the Producer and shall be treated as income at date of disbursement.

3.

All advance commission payments made under this Agreement shall be made by the Company and forwarded to the Producer in accordance with the Company's normal payment practices and cycles.

4.

Advance balances are recovered as commission earned on a policy-by-policy basis. The balance of any policy that lapses or is terminated before the advance is fully recovered will be charged back Immediately against Producer's future commissions.

5.

This Agreement may be terminated or suspended at any time by the Company. Termination or suspension of the Agreement shall be effective on the date written notice of termination or suspension is mailed by the Company to the Producer at the last known business address of the Producer shown in the Company's records. Any business in process as of the date of termination or suspension shall be processed on an as-earned basis unless the Company advises to the contrary In its notice of termination or suspension, In the event of termination of this Agreement, all outstanding advance compensation shall be due and payable to Company immediately.

6.

Advance commission will not be paid on policies covering the Producer, Producer's family or relative employees, or other contracted Producers.

7.

In order to remain eligible for commission advances, continued production satisfactory to the Company, along with a 70% persistency thereafter must be maintained for all the Company products, both first-year and renewal years.

8.

Producer will be indebted to the Company by receiving advance commission under this Agreement. Producer agrees to repay any such Indebtedness on demand. The Company will retain a first lien on all sums due for the satisfaction of the debt. Producer will pay interest at a rate of 1114% per month (16%APR) not to exceed the maximum legal rate, from the date of demand until the balance is paid in full.

9.

Nothing contained within this Agreement shall be construed to create an employment relationship between the Company and the Producer. Produce shall be free to determine the persons solicited and time and place of solicitation, The Company may from time to time prescribe rules and instructions pertaining to the conduct of Its business not interfering with such freedom of action of the Producer, The Producer must comply with said rules and instructions. Producer will not be treated as an employee for Federal or State tax purposes and shall be responsible for the filing and payment of all applicable taxes, including income and self-employment taxes under any federal, state, or local law.

10.

If this Agreement and/or Producer's Agreement is terminated for any reason, the Company may retain all first year and renewal commissions to offset advance amounts outstanding. The security created hereunder and Producer obligation to repay any indebtedness shall survive termination of this agreement and/or the Producer's Agreement.

11.

This Agreement shall have no force or effect until accepted by the Company and the Company reserves the right to deny advance commission to Producer at Its sole discretion,

12.

While representing the Company, the agent will have access to and receive confidential information and trade secrets of the Company, including but not limited to information regarding policies issued by Company and Company policyholders and prospects, Agent covenants and agrees that during the term of the Agreement and for two (2) years thereafter, absent express authorization by Company, agent will not: (a) directly or indirectly communicate, divulge or otherwise disclose any such confidential information to any person, firm, corporation or business entity; (b) sell, attempt to sell or induce, or attempt to induce, any of the Company's policyholders to lapse or fail to renew their policies with the Company; For purposes of this provision, the term "Company's policyholders" shall include any person Insured by a policy issued by Company or any Company affiliate.

ASSIGNMENT OF COMMISSIONS

An Assignment of Commissions is an instrument through which a person or entity who, by agreement, is to receive commissions the Assignor) assigns his right to receive commissions to another entity or person (the Assignee).

Agreement dated  10/25/11  entered into by and between Homeland Healthcare Agency, Inc. and agent or agency       Daniel Mignone        (Assignor).  For valuable consideration, I the undersigned agent do hereby sell, transfer, and assign my commissions to:

(Assignee)  Statewide Insurance Marketing

Federal Tax Number:   45,2752671

Address:  1489 West Palmetto Park Road, Ste 467

Boca Raton, FL 33486

The parties agree to the following:

1.

Assignment: Assignor hereby assigns to Assignee all of his/her interest, title and rights in and to commissions held by Assignor.

2.

Assumption of Obligation: Assignee acknowledges the receipt of a copy of the agent/agency contract. Assignee hereby assumes all of the Assignor's interest, rights and obligations remaining in the contract that pertains to commission payments. Assignee agrees to comply with all the terms and provisions of the contract and perform all the conditions outlined in the contract that involve commission payments and debits as if the Assignee where the original party.

Before me, the undersigned notary, did personally appear

 known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me he executed the said instrument for the purpose and consideration therein expressed.

Given under my hand and seal of office this   25th   day of  October, 2011

/s/ Tammy Thumma

NOTARY PUBLIC

SEAL

May 23, 2014

NOTARY EXPIRATION DATE

Assignor:

Assignee:

/s/ Daniel Mignone

/s/ Daniel Mignone

(RELEASE OF ASSIGNMENT REQUIRES RETURN OF ORIGINAL ENDORSED “RELEASE” BY ASSIGNEE)